EXHIBIT 10.18

                             OSHKOSH B'GOSH, INC.

                   1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN







I.   INTRODUCTION

     1.01 Purpose.  This plan shall be known as the Oshkosh B'Gosh, Inc. 1995

Outside Directors' Stock Option  Plan.  The purpose of the  Plan is to provide an  incentive for  Outside  Directors  of  Oshkosh  B'Gosh,  Inc.  to  improve corporate performance on a long-term basis.  It is intended that the Plan  and its operation comply with  the provisions of  Rule 16b-3 under the  Securities

Exchange Act of 1934 (or any successor rule).

     1.02 Effective Date.  The  Plan shall be effective upon its  approval by shareholders at the Company's 1995 annual meeting.  If the Plan is approved by shareholders, the first option grants will  automatically be made at the Board meeting immediately following the 1995 annual meeting.

II.   PLAN DEFINITIONS

     2.01 Definitions.  For  Plan purposes, except where the  context clearly indicates otherwise, the  following terms  shall have the  meanings set  forth below:

     (a)   "Board" shall mean the Board of Directors of the Company.

     (b)   "Company" shall mean Oshkosh B'Gosh, Inc., a Wisconsin corporation.

     (c) "Company Stock" shall mean the Company's Class A Common Stock and such other stock and securities as may be substituted therefore pursuant to Section 3.02.

     (d)   "Director" shall mean a director of the Company.

     (e) "Fair Market Value" on any date shall mean, with respect to Company Stock, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the mean of the high and low sale prices recorded in composite transactions as reported in the Wall Street Journal (Midwest Edition) for such date or the preceding business day if such date is not a business day. In the absence of reported sales or if the stock is not so listed or quoted, but is traded in the over-the-counter market, Fair Market Value shall be the mean of the closing bid and asked prices for such shares on the relevant date.

      (f) "Grantee" shall mean any person who has been granted an option under the Plan.

      (g) "Outside Director" shall mean a Director who is not also an active full-time employee of the Company or a corporation in which the Company owns, directly or indirectly, a voting stock interest of more than fifty percent (50%).

III.  SHARES SUBJECT TO OPTION

     3.01 Available Shares.  The total number of shares of Company Stock that may  be  issued under  the  Plan shall  not exceed  Seventy  Thousand (70,000)

shares.   Shares  subject to  and not  issued under  an option  which expires,

terminates, or  is canceled for any  reason under the Plan  shall again become available for the granting of options.

     3.02 Changes  in Common Stock.   If any stock dividend  is declared upon

the  Company Stock,  or if there  is any  stock split,  stock distribution, or other  recapitalization  of the  Company with  respect  to the  Company Stock,

resulting  in a  split or  combination or  exchange  of shares,  the aggregate number and kind of shares which may thereafter be granted under the Plan shall be  proportionately  and appropriately  adjusted and  the  number and  kind of shares then subject to options under  the Plan and the per share  option price therefore  shall be  proportionately  and appropriately  adjusted, without  any change in the aggregate purchase prices to be paid therefor.

IV.   ADMINISTRATION

     4.01 Administration by the Committee.  The Plan shall be administered by the Compensation Committee of the Board which shall have the power, subject to and within the limits  of the express provisions of the Plan, to exercise such powers and  to perform  such  acts as  are deemed  necessary  or expedient  to

promote the  best interests  of the  Company with respect  to the  Plan.   The

Committee shall  have no discretion as to  the amount, price or  timing of any option granted under this Plan.

V.    STOCK OPTIONS

     5.01 Option  Agreements.  Each  option granted under  the Plan  shall be evidenced by  a stock  option agreement  between the Company  and the  Grantee which shall contain the terms  and conditions required by this Article  V, and such other terms and  conditions, not inconsistent herewith, as  the Committee may deem appropriate in each case.  The holder of an option shall not have any rights as a stockholder with respect to the shares covered by an option  until such shares have been delivered to him or her.

     5.02 Option Grant Size and Grant Date.

     (a)   Annual  Grant.  Each  year, upon  the first  meeting of  the Board following  the Company's  annual  meeting of  shareholders,  each person  then serving the  Company as an Outside  Director shall automatically be  granted a nonqualified  stock option to purchase One Thousand (1,000) shares, subject to adjustment under Section 3.02 hereof.

     (b)   Special Rule.   If at any time there are  not sufficient available

shares under the Plan to grant each Outside Director an option to purchase the number  of shares  identified above,  each Outside  Director shall  receive an option  to purchase  an  equal  number  of  the  remaining  available  shares,

determined by dividing the remaining available shares by the number of Outside

Directors.

     5.03 Exercise Price.   The price  at which each  share of Company  Stock

covered by an option  may be purchased shall be one  hundred percent (100%) of the Fair Market Value of the Company Stock on the date the option is granted.

     5.04 Period for Exercise  of Options.   Each stock option granted  under

this Plan  shall  become  exercisable  six  months from  the  date  of  grant,

regardless  of whether  the Grantee is  still a  Director on  such date.   All

rights to exercise an option shall terminate upon  the earlier of (a) ten (10)

years from the date  the option is granted, or (b) two years from the date the

Grantee ceases to be a Director.

     5.05 Method  of Exercise.  Subject  to Section 5.04, each  option may be exercised in  whole or in  part from time  to time as  specified in  the stock

option agreement.   Each  Grantee  may exercise  an option  by giving  written notice of the exercise to the  Company, specifying the number of shares to  be purchased, accompanied by payment in full of the exercise price therefor.  The exercise price  may be paid  in cash,  by check,  or by  delivering shares  of

Company Stock which have been beneficially owned by the Grantee, the Grantee's spouse, or both of them for a period of at least six months prior to the  time of  exercise ("Delivered Stock") or a combination of cash and Delivered Stock.

Delivered Stock shall be valued at its Fair Market Value determined  as of the date of exercise of the  option.  No Grantee shall be under  any obligation to exercise any option hereunder.

     5.06 Merger, Consolidation or Reorganization.  In the event of a merger,

consolidation or reorganization with another  corporation in which the Company is not the surviving corporation, the Committee shall, subject to the approval of  the Board of Directors  of the Company,  or the board of  directors of any corporation  assuming the obligations  of the  Company hereunder,  take action regarding  each outstanding and unexercised  option to protect  such option by the substitution on an equitable basis of appropriate  shares of the surviving corporation,  provided that the excess  of the aggregate  Fair Market Value of the  shares subject to such  option immediately before  such substitution over the  exercise price thereof is not more  than the excess of the aggregate fair market  value of  the substituted  shares made  subject to  option immediately after such substitution over the exercise price thereof.

     5.07  Dissolution  or Liquidation.    Anything contained  herein  to the

contrary  notwithstanding,  on  the  effective  date  of  any  dissolution  or liquidation of  the Company,  the Company  shall pay the  holder of  each then outstanding and  unexercised option an amount  of cash equal to  the excess of the highest Fair Market Value per share of the Company Stock during the 60-day period immediately  preceding the dissolution  or liquidation over  the option exercise price,  multiplied by  the number of  shares subject to  such option.

Such option shall then be canceled.

     5.08 Limitation on  Plan Amendments.   The option  grants hereunder  are

intended  to be formula awards under Rule 16b-3(c)(2)(ii) under the Securities

Exchange  Act of 1934.  Accordingly, the  provisions of this Article V may not be amended more than once every six months.

VI.   GENERAL

     6.01  Nontransferability.   No option  granted under  the Plan  shall be

transferable or  assignable except by last  will and testament or  the laws of

descent and distribution.   During  the Grantee's lifetime,  options shall  be

exercisable  only by  the  Grantee  or  by the  Grantee's  guardian  or  legal

representative.    In  the   event  of  the  Grantee's  death,   the  personal

representative of  the Grantee's estate or  the person or persons  to whom the option is  transferred by will  or the  laws of descent  and distribution  may exercise the option in accordance with its terms.

     6.02  General  Restriction.    Each  option  shall  be  subject  to  the

requirement that  if at any time the Board shall determine, in its discretion,

that  the  listing, registration,  or  qualification  of securities  upon  any securities  exchange or  under any  state or  federal law,  or the  consent or approval of any  government regulatory  body, is necessary  or desirable as  a condition of, or in connection with, the granting of such option  or the issue or  purchase of  securities thereunder,  such option may  not be  exercised in whole  or in part unless such listing, registration, qualification, consent or approval  shall have  been  effected or  obtained free  of any  conditions not acceptable to the Board.

     6.03 Expiration  and Termination of  the Plan.   Options may  be granted

under the Plan at any time and from time to time, prior to December  31, 2004,

the date on  which the Plan will expire, except as to options then outstanding under the Plan, which shall remain in effect until they have been exercised or

have  expired.   The Plan may  be abandoned or  terminated at any  time by the

Board except with respect to any options then outstanding under the Plan.

     6.04 Amendments.  The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall (a) impair without the Grantee's consent any option theretofore granted under the Plan or

(b) be made without shareholder approval where such approval would be required as a condition of compliance with Rule 16b-3 under the Securities Exchange Act of 1934.

     6.05  Withholding  Taxes.    If  the  Company  is  required  to  collect

withholding taxes  upon exercise of an  option, the Company may  require, as a condition to such exercise,  that the Grantee concurrently pay to  the Company the entire amount or  a portion of any taxes which the  Company is required to withhold by reason of such exercise.  In lieu of part or all of  such payment,

the Grantee may elect, subject to such rules as  the Board may adopt from time to  time, to  have the  Company withhold  from the  shares to  be issued  upon exercise of the option  that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

     6.06  Construction.  Except as otherwise  required by applicable federal laws, the Plan  shall be governed  by, and construed  in accordance with,  the laws of the State of Wisconsin.